U.S. SECURITIES AND EXCHANGE
                             COMMISSION WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported):  August 24, 2004
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                          HIENERGY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE           0 - 32093             91-2022980
         ----------          ---------             ----------
       (State or other       (Commission          (I.R.S. Employer
        Jurisdiction         File Number)        Identification No.)
      of incorporation)



          1601-B ALTON PARKWAY, UNIT B
             IRVINE, CALIFORNIA                           92606
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    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:     949.757.0855
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        (Former name or former address, if changed since last report)


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ITEM 8.01   OTHER EVENTS AND REGULATION FD DISCLOSURE

      (a) HiEnergy Technologies, Inc. (the "Company", OTCBB: HIETE) files this Form 8-K in connection with a press release of August 24, 2004, in which the Company has announced that, having received an extraordinary volume of inquiries, the Company is informing the public that it is making all diligent efforts to cure its failure to timely file its Annual Report on Form 10-KSB for the fiscal year ended April 30, 2004 (the "2004 Annual Report").

Consistent with its requirements under Regulation F-D adopted by the Securities and Exchange Commission, the Company is filing this press release with the Securities and Exchange Commission herewith, in order to ensure that no material information is disclosed to shareholders or others making inquiry about the Company that has not been disclosed publicly.

Management believes, but cannot guarantee, the filings described above will be made prior to the expiration of the grace period described above.

FORWARD-LOOKING STATEMENTS

Any statements made in the press release which are not historical facts contain certain forward-looking statements, as such term is defined in the Private Litigation Reform Act of 1995, concerning potential developments affecting the business, prospects, financial condition and other aspects of the company to which this release pertains. The actual results of the specific items described in this release, and the company's operations generally, may differ materially from what is projected in such forward-looking statements. Although such statements are based upon the best judgments of management of the company as of the date of this release, significant deviations in magnitude, timing and other factors may result from business risks and uncertainties including, without limitation, the company's dependence on third parties, general market and economic conditions, technical factors, the availability of outside capital, receipt of revenues and other factors, many of which are beyond the control of the company. The company disclaims any obligation to update information contained in any forward-looking statement.

These forward looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievement expressed or implied by such forward looking statements. In some cases, you can identify forward looking statements by terminology such as "may," "will," "should," "could," "intend," "expects," "plan," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of such terms or other comparable terminology. Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. In addition to the risks described above, additional risks affecting our Company can be found in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

      (b) Attached hereto as Exhibit 99.1 is a press release issued by the Company on August 24, 2004, relating to the filing status of the Company's Form 10K-SB for the fiscal year ended April 30, 2004 and the restatements of its finacnial statements for fiscal years ended April 30, 2003 and 2002, as reported.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HIENERGY TECHNOLOGIES, INC.


August 24, 2004                     By: /s/ Bogdan C. Maglich
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(Date)                                  Name: Bogdan C. Maglich,
                                        Chief Executive Officer, Chairman of
                                        the Board, President and Treasurer